Goodwill and Intangible Assets - Schedule of Definite-Lived Intangible Assets, Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2025	$ 89,795
2026	80,775
2027	47,821
2028	40,774
2029	34,717
Thereafter	165,709
Total intangible assets, Net Carrying Value	$ 459,591	$ 521,997